Series Number: 1
For period ending 9/30/2014

48)	Investor, A, B, C & R
First $2.5 billion 1.000%
Next $1.0 billion 0.950%
Next $1.0 billion 0.900%
Over $4.5 billion 0.850%

Institutional
First $2.5 billion 0.800%
Next $1.0 billion 0.750%
Next $1.0 billion 0.700%
Over $4.5 billion 0.650%

R6
First $2.5 billion 0.650%
Next $1.0 billion 0.600%
Next $1.0 billion 0.550%
Over $4.5 billion 0.500%

72DD)                      1. Total income dividends for which record date passed during the period
Investor Class                                20,248
Institutional Class                                           9,548
2. Dividends for a second class of open-end company shares
A Class                                2,810
B Class                                3
C Class                                109
R Class                                273
R6 Class                                139

73A)           1. Dividends from net investment income
Investor Class                                           $0.0787
Institutional Class                                $0.0876
           2. Dividends for a second class of open-end company shares
A Class                                $0.0676
B Class                                $0.0341
C Class                                $0.0341
R Class                                $0.0564
R6 Class                                $0.0943

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                           225,586
Institutional Class                                131,266
2. Number of shares outstanding of a second class of open-end company shares(000's omitted)
A Class                                40,501
B Class                                83
C Class                                3,249
R Class                                5,151
R6 Class                                2,787

74V).           1. Net asset value per share (to nearest cent)
Investor Class                                           $8.84
Institutional Class                                $8.85
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                $8.83
B Class                                $8.80
C Class                                $8.73
R Class                                $8.84
R6 Class                                $8.85

Series Number: 2
For period ending 9/30/2014

48)	Investor, A, B, C & R
First $2.5 billion 1.000%
Next $2.5 billion 0.950%
Next $5.0 billion 0.900%
Next $5.0 billion 0.850%
Over $15.0 billion 0.800%

Institutional
First $2.5 billion 0.800%
Next $2.5 billion 0.750%
Next $5.0 billion 0.700%
Next $5.0 billion 0.650%
Over $15.0 billion 0.600%

R6
First $2.5 billion 0.650%
Next $2.5 billion 0.600%
Next $5.0 billion 0.550%
Next $5.0 billion 0.500%
Over $15.0 billion 0.450%

72DD)                      1. Total income dividends for which record date passed during the period
Investor Class                                           73,559
Institutional Class                                21,453
2.  Dividends for a second class of open-end company shares
A Class                                31,278
B Class                                58
C Class                                4,489
R Class                                1,800
R6 Class                                783

73A)           1. Dividends from net investment income
Investor Class                                           $0.1234
                      Institutional Class                                $0.1327
2. Dividends for a second class of open-end company shares
A Class                                $0.1120
B Class                                $0.0774
C Class                                $0.0774
R Class                                $0.1005
                                    R6 Class                                                                $0.1395

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                           606,001
Institutional Class                                170,251
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                246,786
B Class                                706
C Class                                57,594
R Class                                16,797
R6 Class                                6,975

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                           $9.10
Institutional Class                                $9.10
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                $9.10
B Class                                $9.11
C Class                                $9.10
R Class                                $9.08
R6 Class                                $9.11

Series Number: 4
For period ending 9/30/2014

48)	Investor, A, C & R
First $2.5 billion 1.250%
Over $2.5 billion 1.000%

Institutional
First $2.5 billion 1.050%
Over $2.5 billion 0.800%

R6
First $2.5 billion 0.900%
Over $2.5 billion 0.650%

72DD)                      1. Total income dividends for which record date passed during the period
Investor Class                                           1,527
Institutional Class                                2,278
2.  Dividends for a second class of open-end company shares
A Class                                21
C Class                                -
R Class                                -
R6 Class                                85

73A)           1. Dividends from net investment income
Investor Class                                           $0.0175
Institutional Class                                $0.0311
2. Dividends for a second class of open-end company shares
A Class                                $0.0005
C Class                                -
R Class                                -
R6 Class                                $0.0413

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                           86,257
Institutional Class                                73,301
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                41,393
C Class                                13
R Class                                484
R6 Class                                2,029

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                $9.24
Institutional Class                                $9.29
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                $9.18
C Class                                $9.05
R Class                                $9.18
R6 Class                                $9.29

Series Number: 6
For period ending 9/30/2014

48)	Investor, A, B, C & R
First $1.0 billion 0.900%
Next $4.0 billion 0.800%
Over $5.0 billion 0.700%

Institutional
First $1.0 billion 0.700%
Next $4.0 billion 0.600%
Over $5.0 billion 0.500%

R6
First $1.0 billion 0.550%
Next $4.0 billion 0.450%
Over $5.0 billion 0.350%

72DD)                      1. Total income dividends for which record date passed during the period
Investor Class                                           4,489
Institutional                                687
2. Dividends for a second class of open-end company shares
A Class                                469
B Class                                2
C Class                                26
R Class                                28
R6 Class                                22

73A)           1. Dividends from net investment income
Investor Class                                           $0.0651
Institutional Class                                $0.0739
2. Dividends for a second class of open-end company shares
A Class                                $0.0541
B Class                                $0.0213
C Class                                $0.0213
R Class                                $0.0432
R6 Class                                $0.0804

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                           68,738
Institutional Class                                8,775
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                8,333
B Class                                73
C Class                                1,200
R Class                                649
R6 Class                                646

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                           $8.66
Institutional                                $8.67
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                $8.66
B Class                                $8.69
C Class                                $8.66
R Class                                $8.66
R6 Class                                $8.67

Series Number: 7
For period ending 9/30/2014

48)	Investor, A, C & R
1.000%

Institutional
0.800%

R6
0.650%

72DD)                      1. Total dividends for which record date passed during the period
Investor Class                                           23,808
Institutional Class                                7,079
2. Dividends for a second class of open-end company shares
A Class                                4,837
C Class                                128
R Class                                549
R6 Class                                793

73A)           1. Dividends from net investment income
Investor Class                                           $0.1211
Institutional Class                                $0.1384
2. Dividends for a second class of open-end company shares
A Class                                $0.0995
C Class                                $0.0345
R Class                                $0.0778
R6 Class                                $0.1514

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                           199,383
Institutional Class                                53,226
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                47,501
C Class                                3,793
R Class                                7,096
R6 Class                                6,002

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                           $17.05
Institutional Class                                $17.06
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                $17.04
C Class                                $16.96
R Class                                $17.01
R6 Class                                $17.05

Series Number: 8
For period ending 9/30/2014

48)	Institutional
First $1.0 billion 0.700%
Next $4.0 billion 0.600%
Over $5.0 billion 0.500%

R6
First $1.0 billion 0.550%
Next $4.0 billion 0.450%
Over $5.0 billion 0.350%

Series Number: 9
For period ending 9/30/2014

48)	Institutional
0.800%

R6
0.650%

Series Number: 11
For period ending 9/30/2014

48)      Investor, A, C & R
1.900%

Institutional
1.700%

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                                      4,535
Institutional Class                                           539
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           1,346
C Class                                           735
R Class                                           42

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                                      $10.42
Institutional                                           $10.49
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                           $10.35
C Class                                           $10.11
R Class                                           $10.27